(NASDAQ: AUXL) November 2006 Exhibit 99.1

2 (NASDAQ: AUXL)
Safe Harbor Statement
Safe Harbor Statement
We will make various remarks during this presentation that constitute “forward-looking statements” for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements regarding future Testim market share, prescriptions and sales growth and factors that may drive such growth; size and growth potential of the testosterone replacement therapy market and the gel segment thereof and factors that may drive such growth; the timing and effect of the Company’s expansion of its field force; the pricing, time to market, size of market, growth potential and therapeutic benefits of the Company’s product candidates, including those for the treatment of Dupuytren’s Contracture, Peyronie’s Disease, and Frozen Shoulder Syndrome and overactive bladder; interpretation of market research data; competition within certain markets relevant to the Company’s product candidates;
interpretation of clinical results, including the efficacy and tolerability of the Company’s product candidates as well as the reduction of side effects; the timing of the commencement and completion of clinical trials; the timing of manufacturing scale up for the Company’s product candidates; the Company’s ability to manufacture AA4500 at the Company’s Horsham facility; the timing of permission to enter Phase III trials for the Company’s AA4500 product candidate for Dupuytren’s Contracture; competitive developments affecting the Company’s products and product candidates; the success of the Company’s development activities; the Company’s development and operation goals for fiscal 2006; the ability to fund future operations; and the Company’s expected financial performance during 2006 and financial milestones that it may achieve for 2006, including 2006 net revenues, research and development spending, selling, general and administrative expenses, and net loss. All remarks other than statements of historical facts made during this presentation, including but not limited to, statements regarding future expectations, plans and prospects for the Company, statements regarding forward-looking financial information and other statements containing the words “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,”
“intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to the Company, constitute forward-looking statements. Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in the
Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and in the Company’s Quarterly Report on From 10-Q
for the period ended June 30, 2006 under the heading “Risk Factors”, which is on file with the Securities and Exchange Commission (the
“SEC”) and may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the
Company’s home page on the Internet at http://www.auxilium.com under the heading “Investor Relations - SEC Filings.” There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements.
In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation.

3 (NASDAQ: AUXL) Fastest Growing TRT product in the U.S. Company Transforming Pipeline Opportunities Poised for Growth + =

4 (NASDAQ: AUXL)
• AA4500 – Lead Development Product
– Tech transfer to Horsham facility complete
– Initial engineering batch manufactured in Horsham
– Commencing final US pivotal trial for first indication by year end
• Testim
®
1% Testosterone Gel
– $49 million in revenues through Sept 30 – 64% growth over 2005
– Gel market share – 18.2% at September 2006 vs 14.8%
September 2005
– Expansion of sales force to ~150 representatives complete
Focused on Value Drivers
Focused on Value Drivers

5 (NASDAQ: AUXL)
Broad Pipeline Maturing in Coming Years
Broad Pipeline Maturing in Coming Years
Note:  Worldwide rights for all products available, except Testim where ex US rights have been licensed
Product
Projected
Time to Market
Testim® gel
Approved in U.S.
Europe & Canada
AA4500
AA4500
AA4500
Transmucosal Film
AA4010
Transmucosal Film
Transmucosal Film
Market Phase III Phase II Phase I Pre-clinical Late Research
Hypogonadism
Dupuytren’s Contracture
Peyronie’s Disease
Frozen Shoulder Syndrome
Overactive Bladder
Hormones and Urology
Pain
Partner Dependent
2008
2009
> 2009

Testim ® 1% Testosterone Gel: Near-Term Growth Driver Executing on Opportunities

NDC 66887-001-05
Testim™ 1% CIII
(testosterone gel)
Contains 50 mg testosterone per 5 g tube.
Rx Only

Testim™ 1% CIII
(testosterone gel)
Testim™ 1% CIII
(testosterone gel)
AUXILIUM
Rx Only

AUXILIUM

7 (NASDAQ: AUXL)
Testim
Testim
®
®
is Fastest Growing TRT Gel
is Fastest Growing TRT Gel
•
Proprietary, topical
1% testosterone gel
– Once-a-day application
– Favorable clinical and
commercial profile
• Comparative studies support advantages.
• BX rated to Androgel
• Cost-effective and convenient
• Broad prescription coverage
• Growing prescriber loyalty

8 (NASDAQ: AUXL)
Male Hypogonadism (Testosterone Deficiency) Overview
Male Hypogonadism (Testosterone Deficiency) Overview
•
Affects >20% of U.S. males over 50 yrs and causes
serious medical conditions
–
Estimate that about 5% of affected population receives treatment
•
Diagnosis increasing through education and awareness
Signs/symptoms – Brain Function
Libido and erections
Energy and vigor
Cognitive function
Sleep quality
Irritability and depressed mood
Signs/symptoms – Body Composition
Muscle mass and strength
Bone mineral density
Male hair density and skin thickness
Fat mass – abdominal obesity

9 (NASDAQ: AUXL)
Clinical
Clinical
Results
Results
Show
Show
Testim
Testim
®
®
Changes Body Composition
Improves Sexual Activity
•
Sexual Activity 59%
•
Statistically significant
increases in sexual desire
•
Lean Body Mass          4.8 lbs
•
Fat Mass 4.0 lbs
•
Bone Mineral Density   2.6%
12-month study Placebo-controlled study, 90-day results
Source: Auxilium studies published in Journal of Clinical Metabolism & Review of Urology

10 (NASDAQ: AUXL)
Patient Benefits are Clinically Proven
Patient Benefits are Clinically Proven
Note: Adjusted geometric means (CV
b
%) of a single-dose (50 mg testosterone), randomized,
complete crossover study of 29 hypogonadal men.
Total Testosterone
2,000
3,000
4,000
5,000
6,000
Mean AUC
0-24
(ng*h/dL)
Testim AndroGel
Free Testosterone
0
50
100
150
200
250
Mean AUC
0-24
(ng*h/dL)
Testim AndroGel
•
14 clinical studies involving approx. 1,800 patients
– largest placebo-controlled study ever conducted
•
Clinical trial of Testim
®
vs. AndroGel
®
– Testim provides 30% higher testosterone absorption (p<0.001)

11 (NASDAQ: AUXL)
Gels Fastest Growing TRT Segment
Gels Fastest Growing TRT Segment
Source: IMS data
($ in millions)
0
100
200
300
400
500
Gel Patch Oral Injectables
$399
$118
$77
$59
$49
$210
$302
1997 1998 1999 2000 2001 2002 2003
$459
2004
$497
$198
$288
$340
$117
$35
2005
$381

12 (NASDAQ: AUXL)
Testim
® ®
quarterly net revenue
($ in thousands)
Established Track Record of Consistent Growth
Established Track Record of Consistent Growth
Q3 2006
Y/Y Growth:
+57%
Q3 2006
Y/Y Growth:
+57%
$2,893
$4,307
$5,634
$6,619
$7,157
$7,615
$8,797
$9,839
$11,230
$12,938
$14,893
$16,471
$17,640
Q303 Q403 Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405 Q106 Q206 Q306

13 (NASDAQ: AUXL)
Testim
Testim
®
®
Driving Growth in Market
Driving Growth in Market
Source: IMS data
Testim
®
Share of TRx of Gel Market
Strong market share with high-prescribing urologists;
32.4% gel market share in September 2006
1.0%
18.2%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
Mar-03
Sep-06

14 (NASDAQ: AUXL)
• Paragraph IV challenges to AndroGel
Settled
• Testim
®
patent coverage
– Current Testim
®
patent expires in 2008
– New patent filed in April 2003
• USPTO expected to act in first half 2007
• Will expire in 2023 if granted
– New patent issued in Canada; expires 2023
Generic Uncertainty Mitigated
Generic Uncertainty Mitigated

15 (NASDAQ: AUXL)
Positioned for Continued Growth
Positioned for Continued Growth
Market Drivers
Product Drivers
• Male sexual health
awareness
• ED promotional impact
• Increased screening and
testing
–
Normal “T” enhances
outcome in ED patients
–
Other health parameters
improved with normal “T”
• Diabetic / Metabolic
Syndrome awareness
• Increase awareness
through KOLs
• Leverage clinical data
• Expanded sales force
• Leverage third-party
payer coverage

Pipeline: “First Mover” Products Advancing a Broad Portfolio of Opportunities

17 (NASDAQ: AUXL)
AA4500 –
AA4500 –
Company Transforming Opportunity
Company Transforming Opportunity
• We believe that AA4500 has significant
commercial potential
– First-mover value
– No approved non-surgical treatments
– Worldwide rights offer options to build company or
generate cash
• 3 indications currently licensed from
BioSpecifics Technologies:
– Dupuytren’s Contracture, Peyronie’s Disease and
Frozen Shoulder Syndrome
– Options for in-licensing additional indications

18 (NASDAQ: AUXL)
AA4500 for Dupuytren’s
AA4500 for Dupuytren’s
Contracture
Contracture
•
Patented through 2014; Orphan Drug Exclusivity
for 7 years post approval
I.P. Position
•
Surgery is only approved treatment - expensive
and characterized by numerous complications
Current treatment
•
Phase II complete - initial pivotal trial showed
efficacy and tolerability
Clinical status
•
2H 2006: Initiate 2nd Pivotal Phase III 2006 milestones
•
2007 / 2008 in U.S. Target filing / approval
•
Caucasian men and women; prevalence highest
among people of northern European descent
Target population
•
Lyophilized Collagenase injectable; up to 0.25
ml/dose
•
Affected fingers become permanently flexed
Product Description
Disease description
Source: Badalamente, M. et al. J. Hand Surgery, September 2002

Skin
Subcutaneous Fat
Dupuytren's Cord
Deep Fat
Collagenase + Diluent
Metacarpal
Flexor Tendon

AUXILIUM

19 (NASDAQ: AUXL) Revolutionizing Treatment for Dupuytren’s Contracture Revolutionizing Treatment for Dupuytren’s Contracture Current Treatment AA4500 Treatment

20 (NASDAQ: AUXL)
MP joint
PIP joint
Clinical Results from AA4500 Pivotal Study
Clinical Results from AA4500 Pivotal Study
• 91% success rate for primary endpoint of
less than five degrees of contracture after
up to three injections; no placebo
response (p<0.001)
• After single injection, 70% of subjects
achieved therapeutic success; no
placebo response (p<0.001)
Source:  Auxilium data
• No serious adverse events reported.  Most commonly reported adverse events were pain and swelling (edema) of the hand at injection site, and post-injection transient, self-limiting swelling in lymphnode area of armpit
• Results consistent with those from Phase II study published in
The Journal of Hand Surgery (2002:27A:788-798)

21 (NASDAQ: AUXL)
Dupuytren’s Clinical plan
Dupuytren’s Clinical plan
• US Pivotal Phase III trial commencing soon:
– Over 200 patients in up to 15 sites
– Double blind placebo controlled, randomized in 2:1 ratio of active to placebo
– Primary endpoint is reduction in contracture to within 0 - 5 of normal
• Ex-US placebo controlled study:
– Approximately 50 patients in several countries, following protocol similar to US study
• Open label studies to generate additional safety data will commence in next 6-9 months

22 (NASDAQ: AUXL)
Market Research Performed on AA4500
Market Research Performed on AA4500
• Two rounds of quantitative primary research have been
performed by Auxilium on AA4500 for Dupuytren’s
Contracture & Peyronie’s Disease
• Over 1,000 Orthopedic Surgeons and Urologists have
been interviewed to estimate market size and almost 800
have given feedback on potential usage of AA4500
• Second studies were designed to provide 95%
confidence level and 7.5% margin of error

23 (NASDAQ: AUXL)
Patients
Seeking
Treatment
~1,030,000
No Prior
Surgery
~540,000
Had Surgery
Previously
~490,000
Watchful
Waiting
~270,000
Medical/
Surgical
Treatment
~270,000
Medical/
Surgical
Treatment
~125,000
Watchful Wait/
In Follow Up
~365,000
AA4500
Potential
Candidates
~240,000
240,000 Dupuytren’s Candidates In US & Europe
240,000 Dupuytren’s Candidates In US & Europe
Annually
Annually
Source: Auxilium research and analysis
~150,000 in US
~ 90,000 in Europe

24 (NASDAQ: AUXL)
We believe:
• There is a pent-up demand for non-surgical therapy
• Surgeons and patients prefer non-invasive treatment
• Each patient on average has 2.2 joints which will require
treatment; 49% have contractures in both hands
• Early data indicates on average 1.4 vials of AA4500
required per joint
• AA4500 should command a premium price
Dupuytren’s Commercial Opportunity
Dupuytren’s Commercial Opportunity
Source: Dhindsa, S. et al J Clin Endocrinol Metab 2004; Dobs AS Bailleres Clin Endocrinol Metal 1998; Bodie, J. J. Urol. et al 2003

25 (NASDAQ: AUXL)
AA4500 for Peyronie’s Disease
AA4500 for Peyronie’s Disease
• Patented through 2019
• Orphan Drug exclusivity for 7 years post approval
I.P.  Position
• Treated by urologists
• Lacks good treatment options
– PABA, Vitamin E, Verapamil ineffective
– Surgery may shorten penis; cause scarring
• Unmet need for non-surgical treatment
Current treatment
• Phase II data showed efficacy and tolerability
• Local effects / tolerability pre-clinical study outside of plaque requested by FDA; expected to start by year end.
• Phase IIb expected to start in 2007
Clinical status
• Following approval of Dupuytren’s BLA
• Anticipated FDA approval in 2009
Target BLA filing
• Affects men predominantly over 50 Target population
• Plaque or hard scar area on the penis
• Deformity of the penis during erection precludes
intercourse
Disease description
Source: Mulhall, J. et al, June 2004

26 (NASDAQ: AUXL) Erect penis with Peyronie’s Peyronie’s Disease and Current Treatment Peyronie’s Disease and Current Treatment Surgical Procedure

27 (NASDAQ: AUXL)
Patients
Seeking
Treatment
~475,000
Surgery Not
Recommended
~365,000
Watchful
Waiting
~160,000
Medical or
Intralesional
Therapy
~205,000
Surgery
Recommended
~110,000
AA4500
Potential
Candidates
~210,000
210,000 Peyronie’s Candidates In US and Europe
210,000 Peyronie’s Candidates In US and Europe
Annually
Annually
Source: Auxilium research
~135,000 in US
~ 75,000 in Europe

28 (NASDAQ: AUXL)
• Highly motivated patients
• Phase IIa data used up to 9 injections of AA4500; Phase
IIb will determine the dosing regimen to be used in
Phase III
• We expect AA4500 should command a premium price
Commercial Potential Also High for Peyronie’s
Commercial Potential Also High for Peyronie’s

29 (NASDAQ: AUXL)
AA4500 for Frozen Shoulder Syndrome
AA4500 for Frozen Shoulder Syndrome
•
Arthroscopic procedure or surgery Current treatment
•
Phase IIa complete
•
Data showed efficacy and tolerability
•
Additional studies needed to assess optimal
dose and dosing regimen
Clinical status
•
TBD 2006 milestones
•
Estimated 3% of people develop frozen shoulder
syndrome over their lifetime
– Higher incidence among patients with diabetes (10-
20%) vs general population (2-5%)
– Higher incidence among patients with insulin-
dependent diabetes (36%), with increased frequency
of bilateral shoulder involvement
•
Most common in patients between 45 – 70 yrs
Target population
•
Diminished shoulder motion, characterized by
restriction in active and passive range of motion
Disease description
Source: Pearsall, A. Adhesive capsulitis. eMedicine. 2005 http://www.emedicine.com/pmr/topics372.htm

30 (NASDAQ: AUXL)
• Taking Control of AA4500 API Manufacturing – 1
st
engineering batch produced end of October
• Technology transfer from Cobra largely complete
• Capacity to produce all active ingredient required for
several years
• Renovations should be complete for inclusion in BLA
filing in 2007
– lease includes allowance for renovations
• Laboratories to support production and future product
development
Horsham Facility a Strategic Asset
Horsham Facility a Strategic Asset

31 (NASDAQ: AUXL)
Transmucosal Film Technology
Transmucosal Film Technology
• Rights to utilize for products that contain
hormones, treat urologic disorders and eight
selected analgesic compounds for pain
management, including acute and chronic pain
• Developing product for treatment of overactive
bladder
– Looking to partner overactive bladder
program

32 (NASDAQ: AUXL)
• AA4500 for Dupuytren’s and Peyronie’s could be
on market by 2008 & 2009, respectively
– ~450,000 patients in US & Europe are potential
candidates for AA4500
– Sales value likely to be high
– Dupuytren’s is a great product for a specialist
approach
– Peyronie’s is a natural fit for Urology field force
• Ability to generate cash from ex-U.S. rights to
pipeline is possible
Pipeline Brings Value in Short to Mid Term
Pipeline Brings Value in Short to Mid Term

Financials

34 (NASDAQ: AUXL)
2006 Financial Results / Guidance
2006 Financial Results / Guidance
Q3 ’06 Y.T.D Full Yr.
9/30/06 Guidance
Revenues $17.6 $49.0 $64-68
R&D Expense $8.5 $25.7 $38-42
SG&A Expense $17.1 $45.5 $59-61
Net Loss $11.8 $33.2 $48-51
Net Loss per share (0.39) ($1.13) N/A
Note: All amounts are $ millions

35 (NASDAQ: AUXL)
Strategic Priorities for balance of 2006
Strategic Priorities for balance of 2006
• Continue Driving Testim Growth
• Prepare for 2008 launch of AA4500:
– Commence 2
nd
US pivotal phase III trial and ex-US efficacy trials
in Dupuytren’s Contracture by year end
– Commence FDA requested pre-clinical animal study on local
effects / tolerability of AA4500 outside plaque for Peyronie’s
– Continue market research activities; prepare commercial team
• Implement infrastructure and processes to allow for rapid
growth

36 (NASDAQ: AUXL) Fastest Growing TRT product in the U.S. Company Transforming Pipeline Opportunities Poised for Growth + =